UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 15, 2005

AER VENTURES, INC.

A Nevada Corporation

(Exact name of registrant as specified in its charter)

NEVADA	333-112447	77-0622733
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6197 Cornerstone Court E, Suite 108

San Diego, California 92121

(Address of principal executive offices)

(858) 362-2250

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 15, 2005, AER Ventures, Inc., a Nevada corporation (the “Company”), entered into an Exchange Agreement (“Exchange Agreement”) with Telanetix, Inc., a California corporation (“Telanetix”), and certain stockholders of Telanetix (the “Telanetix Stockholders”). The Exchange Agreement provides for the Company’s acquisition of between 50% and 100% of the outstanding capital stock of Telanetix in exchange for (i) the Company’s issuance to Telanetix Stockholders of two shares of the Company’s common stock for each share of Telanetix common stock or preferred stock exchanged by the Telanetix Stockholder up to an aggregate of 7,254,000 shares of the Company’s common stock, and (ii) the Company’s issuance to Telanetix Stockholders or options or warrants to purchase shares of the Company’s Common Stock for each Telanetix option or warrant exchanged by the Telanetix Stockholders up to an aggregate of 4,251,512 options or warrants (the “Exchange”).

On August 18, 2005, the Company consummated the Exchange (the “Closing”) and acquired 1,875,000 shares of the outstanding capital stock of Telanetix in exchange for the Company’s issuance to the Telanetix Stockholders of 3,750,000 shares of the Company’s common stock. The Company also issued 4,251,512 options or warrants to purchase the Company’s Common Stock to holders of Telanetix options or warrants. The issuance of the Company’s shares of common stock, options and warrants to the Telanetix Stockholders was exempt from registration under the Securities Act pursuant to Section 4(2) thereof.

THE COMPANY

The Company was initially formed and capitalized to evaluate the potential for commercializing certain mineral claims on property located in the State of Idaho. Based upon an initial geology report, the Company has been advised that the mineral claims do not currently contain sufficient mineral deposits to support commercially viable mining operations, and that further exploration of the property will involve significant levels of expenditure that are beyond the scope of the Company’s limited resources.

TELANETIX INC.

Telanetix, Inc. is a California corporation that began operating in 2001 that provides products and services for next generation videoconferencing over broadband Internet technology. Telanetix provides a fully integrated hardware, software, and implementation services to electronically merge multiple remote rooms into a single state-of-the-art immersive environment. The focal point of the Telanetix system is the Company’s proprietary “Digital Presence Technology”, which allows users to feel as if they are all present in the same room.

Telanetix has implemented software based (embedded Linux with real-time extensions) encoders and decoders based on MPEG-4, the latest video compression technology from the International Standards Organization. For call setup and management, Telanetix has implemented and uses control protocols based on the IETF standards (SIP, SDP, etc.). For multipoint video conferencing, Telanetix uses IP Multicast, support for which is built into the Telanetix network.

Telanetix has been a development stage company and is now making the transition to operations. It is now in the process of establishing demonstration centers and securing distribution for its products. Telanetix is going to market through a “Channel Partner” strategy focusing on partnerships with a very limited number of performers or Channel Partners in an exclusive territory where they will be responsible for all the business in their respective areas. Telanetix offers a range of products and configurations to the Channel Partners ranging from full systems to kits which provide all of the critical components required for Digital Presence. This allows the Channel Partner or a systems integrator purchasing the product from the Channel Partner to design a custom installation by adding the displays and packaging.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

At the Closing and pursuant to the terms of the Exchange Agreement, the Company acquired 1,875,000 shares of the outstanding capital stock of Telanetix in exchange for the Company’s issuance to the Telanetix Stockholders of 3,750,000 shares of the Company’s common stock. The Company also issued 4,251,512 options or warrants to purchase the Company’s Common Stock to holders of Telanetix options or warrants.

The issuance of the Company’s shares of common stock, options and warrants to the Telanetix Stockholders was exempt from registration under the Securities Act pursuant to Section 4(2) thereof. The shares of the Company’s common stock issued to the Telanetix

Stockholders will be restricted shares, and the holders thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

In connection with the Exchange, there will be a change of control. Following the Closing, the Company has a total of 9,018,000 shares of common stock issued and outstanding. The Telanetix Stockholders own approximately 42% of the issued and outstanding shares of the Company’s common stock, the stockholders of the Company immediately prior to Closing (“Existing Stockholders”) own approximately 58% of the shares of the Company’s issued and outstanding common stock.

There remain 1,752,000 shares of Telanetix’s outstanding Series A Convertible Preferred Stock that were not exchanged for the Company’s shares. Under the terms of the Exchange Agreement, holders of those shares have 90 days in which to tender them for exchange into up to 3,504,000 shares of the Company’s common stock. In the event that all of the outstanding Telanetix shares are exchanged prior to the expiration of the 90 day period, then the Telanetix Stockholders will own 58% of the issued and outstanding shares of the Company’s common stock, the Existing Stockholders will own approximately 42% of the shares of the Company’s issued and outstanding common stock. Furthermore, the Telanetix Stockholders hold 4,251,512 options or warrants to purchase the Company’s common stock. If all of those options and warrants were exercised, then the Telanetix Stockholders would own approximately 69% of the Company’s outstanding common stock and the Existing Stockholders would own approximately 31%.

Under the terms of the Exchange Agreement each of the current directors of the Company tendered a resignation at the Closing that will become effective 10 days following the filing with the SEC and the distribution to the Company’s stockholders of a Schedule 14(f)-1 Notice to Stockholders. The Company has agreed to take steps to cause the appointment of Telanetix’s designee, Thomas A. Szabo, as director of the Company effective upon the resignation of the existing directors.

The appointments and resignations set forth in the preceding paragraph shall be effective only upon the Company’s compliance with the requirements of Rule 14F-1 of the Exchange Act. The Company will file with the SEC and distribute to its stockholders a Schedule 14(f)-1 Notice to Stockholders.

Following the resignations and appointments set forth above, the business activities of both the Company and Telanetix will be under the management and supervision of Telanetix management and the existing management of the Company will have no involvement in the business and affairs of the Company or Telanetix.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the Closing, and under the terms of the Exchange Agreement, Stuart Rogers and Paul John each resigned from his officer positions effective as of the Closing. Under the terms of the Exchange Agreement each of the current directors of the Company tendered a resignation at the Closing that will become effective 10 days following the filing with the SEC and the distribution to the Company’s stockholders of a Schedule 14(f)-1 Notice to Stockholders. The resignations of the directors and officers from their positions was a condition of the Closing of the Exchange and not due to any disagreement with the Company.

Effective as of the Closing, the Company’s directors appointed new executive officers to manage the Company. The following are the biographies of the newly elected principal officers:

Thomas A. Szabo. Mr. Szabo has served as the Chairman of the Board and Chief Executive Officer of Telanetix since its inception in 2002. From 2003 to the present, Mr. Szabo has served as Chairman and Chief Executive Office of Public Media Works, Inc. (OTCBB:PMWI) a film production company. From 1997 to the present, he served as a director of Digital On-Demand, Inc., a private digital entertainment network, and served Chairman and CEO from 1997 until its sale to Alliance Entertainment Corporation in 1999. From 2000 to 2005, Mr. Szabo served on the Board of Directors of Alliance Entertainment Corp., a privately held global entertainment distributor. Mr. Szabo currently serves on several boards of directors including Digital-on-Demand, Inc., Public Media Works, Inc. and ACG. Mr. Szabo is an active participant in many community and philanthropic organizations including Save Our Schools and the Century Club’s PGA Buick Invitational.

Rick Ono. Mr. Rick Ono has served as the Chief Financial Officer, Chief Operating Officer and Secretary of Telanetix since 2005. From 2002 to 2004, Mr. Ono was a Partner with Avant Partners, Inc., a management consulting firm specializing in high technology start-ups and turnarounds. From 1999 to 2002, he was the Senior Vice President, General Manager for ADN Corporation, a provider of Internet services to enterprise customers. Mr. Ono has also held executive and senior level sales and marketing management positions with Xircom Corp., Western Digital Corp (NYSE: WDC), Gateway Communications, Inc. and Regis McKenna, Inc. Mr. Ono is a graduate of the Anderson Graduate School of Management at UCLA and La Verne University.

To the Company’s knowledge, none of the new officers nor any of their affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such persons have been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission, other than with respect to the transactions under the Exchange Agreement that have been described herein. To the best of the Company’s knowledge, none of the new officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

TELANETIX, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

TELANETIX, INC.

(A Development Stage Company)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

of Telanetix, Inc.

We have audited the accompanying balance sheets of Telanetix, Inc. (a development stage company) (a California corporation) as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telanetix, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 8 to the financial statements, the Company incurred a net loss of $734,387 and $1,865,601, respectively, during the years ended December 31, 2004 and 2003, and as of December 31, 2004, the Company’s current liabilities exceeded its current assets by $1,433,945. These factors create an uncertainty as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon additional capital contributions from the sale of stock and the ability to generate operating revenue as the Company transitions from a development stage company to an operating company. The financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern.

/s/ Burnham & Schumm, P.C.

Burnham & Schumm, P.C.

Salt Lake City, Utah

June 15, 2005

TELANETIX, INC.

(A Development Stage Company)

BALANCE SHEETS

	December 31, 2004	December 31, 2003
Assets
Current Assets:
Cash	$4,409	$42,375
Due from vendor	—	12,041

Total current assets	4,409	54,416

Property and Equipment:
Furniture and fixtures	38,361	38,361
Computers and office equipment	258,743	246,724

	297,104	285,085
Less: accumulated depreciation	162,292	82,718

	134,812	202,367

Other Assets:
Deposits	6,102	6,102

Total Assets	$145,323	$262,885

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued expenses	$84,593	$18,821
Accrued salaries and wages	1,132,000	766,471
Accrued payroll taxes	69,157	43,983
Accrued vacation	33,768	42,254
Accrued interest, stockholders	2,824	—
Customer deposit	4,901	—
Notes payable, stockholders	111,111	—

Total current liabilities	1,438,354	871,529

Stockholders’ Equity:
Series A convertible preferred stock, No par value, 2,000,000 shares authorized, 1,752,000 and 1,727,000 issued and outstanding	3,504,000	3,454,000
Common stock, No par value, 20,000,000 shares authorized, 2,000,000 issued and outstanding	100,000	100,000
Treasury stock	(50,000)	(50,000)
Deficit accumulated during the development stage	(4,847,031)	(4,112,644)

Total stockholders’ equity	(1,293,031)	(608,644)

Total Liabilities and Stockholders’ Equity	$145,323	$262,885

The accompanying notes are an integral part of the financial statements.

TELANETIX, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the period January 4, 2001 (Inception) Through December 31, 2004
Revenues	$—	$—	$—

Operating Expenses:
Salaries and wages	350,989	1,054,356	2,608,380
Payroll taxes	25,174	66,427	177,135
Medical benefits	79,187	106,936	286,680
Research and development	4,587	65,257	199,561
Consulting and subcontract	10,812	168,346	240,323
Travel and entertainment	1,384	41,118	268,298
Office supplies	5,553	12,777	46,081
Professional fees	8,133	27,270	146,120
Insurance	300	2,955	22,143
Rent	70,334	69,712	273,303
Utilities	9,274	10,977	25,278
Telephone and internet	76,452	79,423	199,706
Depreciation	81,015	56,486	164,422
Bonus and commissions	—	—	38,000
Facilities expenses	399	69,854	70,253
Bad debts	—	11,237	11,237
Other operating expenses	11,540	18,425	72,480

Total operating expenses	735,133	1,861,556	4,849,400

Operating loss	(735,133)	(1,861,556)	(4,849,400)

Other income (expense):
Gain (loss) on disposal of fixed assets	4,365	(3,117)	1,248
Interest income	5	653	7,926
Interest expense	(2,824)	(781)	(3,605)

Total other income (expense)	1,546	(3,245)	5,569

Loss before income taxes	(733,587)	(1,864,801)	(4,843,831)
Provision for income taxes	800	800	3,200

Net Loss	$(734,387)	$(1,865,601)	$(4,847,031)

The accompanying notes are an integral part of the financial statements.

TELANETIX, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD JANUARY 4, 2001 (INCEPTION)

THROUGH DECEMBER 31, 2004

	Series A Convertible Preferred Stock		Common Stock		Treasury Stock	Deficit Accumulated During the Development Stage
	Shares	Amount	Shares	Amount
Balance, January 4, 2001	—	$—	—	$—	$—	$—
Common stock issued for cash on January 24, 2001 at $.05 per share	—	—	2,000,000	100,000	—	—
Series A convertible preferred stock issued for cash during 2001 at $2 per share	528,500	1,057,000	—	—	—	—
Series A convertible preferred stock issued for cash during 2002 at $2 per share	762,500	1,525,000	—	—	—	—
125,000 shares purchased at $.40 per share on December 26, 2002	—	—	—	—	50,000	—
Net loss for the period January 4, 2001 through December 31, 2002	—	—	—	—	—	(2,247,043)

Balance, December 31, 2002	1,291,000	$2,582,000	2,000,000	$100,000	$50,000	$(2,247,043)

The accompanying notes are an integral part of the financial statements.

TELANETIX, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY - CONTINUED

FOR THE PERIOD JANUARY 4, 2001 (INCEPTION)

THROUGH DECEMBER 31, 2004

	Series A Convertible Preferred Stock		Common Stock		Treasury Stock	Deficit Accumulated During the Development Stage
	Shares	Amount	Shares	Amount
Balance, December 31, 2002	1,291,000	$2,582,000	2,000,000	$100,000	$50,000	$(2,247,043)
Series A convertible preferred stock issued for cash during 2003 at $2 per share	436,000	872,000	—	—	—	—
Net loss for the year ended December 31, 2003	—	—	—	—	—	(1,865,601)

Balance, December 31, 2003	1,727,000	3,454,000	2,000,000	100,000	50,000	(4,112,644)
Series A convertible preferred stock issued for cash during 2004 at $2 per share	25,000	50,000	—	—	—	—
Net loss for the year ended December 31, 2004	—	—	—	—	—	(734,387)

Balance, December 31, 2004	1,752,000	$3,504,000	2,000,000	$100,000	$50,000	$(4,847,031)

The accompanying notes are an integral part of the financial statements.

TELANETIX INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the period January 4, 2001 (Inception) Through December 31, 2004
Cash flows from operating activities:
Net loss	$(734,387)	$(1,865,601)	$(4,847,031)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation	81,015	56,486	164,422
(Gain) loss on disposal of fixed assets	(4,365)	3,117	(1,248)
(Increase) decrease in due from vendor	12,041	(12,041)	—
Increase in deposits	—	(500)	(6,102)
Increase (decrease) in accounts payable and accrued expenses	65,772	(40,195)	84,593
Increase in accrued salaries and wages	365,529	725,591	1,132,000
Increase in accrued payroll taxes	25,174	39,308	69,157
Increase (decrease) in accrued vacation	(8,486)	10,263	33,768
Increase in accrued interest, stockholders	2,824	—	2,824
Increase in customer deposits	4,901	—	4,901

Net cash used by operating activities	(189,982)	(1,083,572)	(3,362,716)

Cash flows from investing activities:
Purchase of property and equipment	(17,122)	(207,085)	(312,013)
Proceeds from disposal of fixed assets	8,027	6,000	14,027

Net cash used by investing activities	$(9,095)	$(201,085)	$(297,986)

The accompanying notes are an integral part of the financial statements.

TELANETIX INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS - CONTINUED

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the period January 4, 2001 (Inception) Through December 31, 2004
Cash flows from financing activities:
Issuance of Series A convertible preferred stock	$50,000	$872,000	$3,504,000
Issuance of common stock	—	—	100,000
Purchase of treasury stock	—	—	(50,000)
Proceeds from stockholder borrowings	111,111	—	111,111

Net cash provided by financing activities	161,111	872,000	3,665,111

Net increase (decrease) in cash	(37,966)	(412,657)	4,409
Cash, beginning of period	42,375	455,032	—

Cash, end of period	$4,409	$42,375	$4,409

Interest paid	$—	$781	$781

Income taxes paid	$—	$800	$2,400

The accompanying notes are an integral part of the financial statements.

TELANETIX, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

1.	Summary of Business and Significant Accounting Policies

a.	Summary of Business

Telanetix, Inc. was incorporated under the laws of the State of California on January 4, 2001. The Company is in the business of developing and selling advanced technology and services for remote digital conferencing in the entertainment, corporate, education, judicial and medical marketplaces.

The Company has not commenced principal operations and is considered a ADevelopment Stage Company@ as defined by the Financial Accounting Standards Board Statement No. 7.

b.	Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash or cash equivalents.

c.	Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided using straight-line methods based on estimated useful lives of three to seven years.

d.	Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 – Accounting for Income Taxes, which provides for an asset and liability approach in accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

Notes to Financial Statements - Continued

e.	Stock Based Compensation

The Company accounts for its stock based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Accordingly, the Company would recognize compensation expense, if any, based upon the intrinsic value of the equity instrument at the measurement date. To date, there has been no compensation expense recognized in the accompanying financial statements.

f.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

g.	Fair Value of Financial Instruments

The amounts reported for cash, accounts payable, and other financial instruments, none of which are held for trading purposes, are considered to approximate fair values based upon comparable market information available at the respective balance sheet date.

h.	Concentration of Risks

The Company transacts its business with primarily one financial institution. From time to time the amount on deposit in this institution may exceed the $100,000 federally insured limit. The balances are maintained in demand accounts to minimize risk.

2.	Notes Payable, Stockholders

The Company has notes payable with three stockholders, officers and directors. The balance at December 31, 2004 and 2003 was $111,111 and $-0-, respectively. The notes are unsecured and payable upon demand. Interest is being charged at 4% on the unpaid balance.

Notes to Financial Statements - Continued

3.	Series A Convertible Preferred Stock

The Company is authorized to issue 10,000,000 shares of no par value preferred stock of which it has authorized the issuance of 2,000,000 shares of its Series A Convertible Preferred Stock in an offering that is intended to be exempt from registration under the Securities Act of 1933, as amended and the Securities Laws of Certain States. Upon completion of the offering and at December 31, 2004, the Company has sold 1,752,000 shares and received proceeds amounting to $3,504,000.

The Series A Convertible Preferred Stock has the following features:

Liquidation preference - In the event of dissolution or winding up of the Corporation, the holders of Series A Preferred Stock shall be entitled to receive preference to any distribution of the assets of the Corporation to the holders of Common Stock in the amount of $2 per share.

Conversion - The Series A Convertible Preferred Stock shall be convertible at the option of the holder at any time after issuance into such number of fully paid and nonasseable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Series A Conversion Price then in effect.

Voting Rights - Each holder of Shares of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could then be converted and have equal voting rights to the holders of Common Stock.

Dividends - The holders of Series A Convertible Preferred Stock shall be entitled to receive dividends, pari passu, determined on an as converted to common stock basis.

4.	Issuance of Common Stock

The Company is authorized to issue 20,000,000 shares of no par value Common Stock. On January 24, 2001, the Company issued 2,000,000 shares at $.05 per share for a total amount of $100,000.

Notes to Financial Statements - Continued

5.	Treasury Stock

On December 26, 2002, the Company acquired 125,000 shares of its common stock for $.40 per share for a total amount of $50,000. At December 31, 2004 and 2003, it has been reported in the accompanying financial statements as Treasury Stock.

6.	Stock Based Compensation

On February 5, 2001, the Company adopted The Telanetix, Inc. 2001 Equity Incentive Plan. The purpose of the plan is to provide a means to eligible recipients of the Stock Awards to benefit through Incentive Stock Options (ISO), Nonstatutory Stock Options (NSO) and stock bonuses and rights to acquire restricted stock. Of the 20,000,000 Shares of Common Stock Authorized (See Note 4) 2,000,000 shares have been reserved for the Equity Incentive Plan.

Had compensation costs for the stock option plan been determined on the fair value at the grant date in 2004 and 2003, consistent with the provisions of SFAS No. 123, the Company’s net loss would have remained the same as indicated below:

	December 31, 2004	December 31, 2003
Net loss, as reported	$(734,387)	$(1,865,601)
Less: stock based compensation determined under the fair value method for all awards	—	—

Net loss, pro forma	$(734,387)	$(1,865,601)

The weighted average fair value at date of grant for options granted during the years ended December 31, 2004 and 2003 was $.40. The fair value of options at date of grant was estimated using the Black-Scholes option pricing model with the following weighted average assumptions:

Expected life (years)	2.5 to 4.0
Risk free interest rate	2.1% to 3.4%
Dividend yield	0.00%
Volatility (Minimum Value Method)	.001

Notes to Financial Statements - Continued

The following is a summary of options related data at December 31, 2004 and 2003:

	Number of Options Outstanding	Exercise Price	Weighted Average Exercise Price	Weighted Average Fair Value of Options
Granted 2001 and 2002	1,180,479	$.40	$.40	$—
Forfeited by December 31, 2002	(180,000)	—	—	—

Outstanding, December 31, 2002	1,000,479	—	—	—
Granted 2003	327,500	.40	.40	.40
Exercised 2003	—	—	—	—
Forfeited 2003	—	—	—	—
Expired 2003	—	—	—	—

Outstanding, December 31, 2003	1,327,979	.40	.40	.40
Granted 2004	297,777	.40	.40	.40
Exercised 2004	—	—	—	—
Forfeited 2004	(200,000)	—	—	—
Expired 2004	—	—	—	—

Outstanding, December 31, 2004	1,425,756	$.40	$.40	$.40

At December 31, 2004 and 2003, the options that are exercisable total 1,091,356 and 903,422, respectively.

For options outstanding at December 31, 2004 and 2003, the weighted average remaining contract life in months is 104 and 97, respectively.

7.	Income Taxes

The provision for income tax consists of the following components at December 31, 2004 and 2003:

	2004	2003
Current:
Federal income taxes	$—	$—
State income taxes	800	800
Deferred	—	—

	$800	$800

Notes to Financial Statements - Continued

The following reconciles income taxes reported in the financial statements to taxes that would be obtained by applying regular tax rates to income before taxes:

	2004	2003
Expected tax benefit using regular rates	$(249,419)	$(634,032)
State minimum tax	800	800
Valuation allowance	249,419	634,032

Tax Provision	$800	$800

Due to the Company being in the development stage and incurring net operating losses, a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely to be realized. The net deferred tax assets consist of the following components:

	2004	2003
Deferred tax assets	$686,458	$436,774
Valuation allowance	(686,458)	(436,774)
Deferred tax liabilities	—	—

Net deferred tax assets	$—	$—

The Company has loss carryforwards totaling $1,916,230 that may be offset against future federal income taxes. If not used, the carryforwards will expire as follows:

Operating Losses
2021	$414,457
2022	232,404
2023	432,239
2024	837,130

$1,916,230

Notes to Financial Statements - Continued

8.	Development Stage and Operating Deficits

As shown in the accompanying financial statements, the Company incurred a net loss of $734,387 during year ended December 31, 2004 and accumulated losses of $4,847,031 since opening for business in 2001. The Company’s current liabilities exceed its current assets by $1,433,945 at December 31, 2004. These factors create an uncertainty as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon the success of raising additional capital through the issuance of common stock and the ability to generate operating revenue. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

9.	Subsequent Events

Subsequent to December 31, 2004, the Company has entered into nine note payable agreements. The notes range from $50,000 to $500,000 each, totaling $1,300,000. The notes bear interest at 6% and are payable in full on August 31, 2005. Within the note agreements, there is a conversion feature that if the Company consummates a share exchange with a SEC reporting company then mandatorily all of the outstanding balance of principle and interest shall be converted into common stock of the public company at $1.25 per share.

Subsequent to December 31, 2004, the Company entered into a consulting agreement with Mainas Development Corporation to identify potential SEC reporting companies and develop a strategy for consummating a share exchange with a public company. On March 31, 2005, the Company paid the consultant $300,000.

(b)	Pro Forma Financial Information

Prior to the Closing, the Company had nominal assets and incurred nominal expenses in connection with the evaluation of a potential mining claim on property located in the State of Idaho. Under the terms of the Exchange Agreement, the Company has terminated its mining business and distributed all of its assets and arranged for payment of all of its liabilities, with the exception of $40,000 of accounts payable prior to the Closing. Accordingly the Company’s pro forma balance sheet and statement of operations are the same as those reflected for Telanetix above, with the exception of the addition of $40,000 in accounts payable.

(c)	Exhibits

Exhibit	Description

2.1	Exchange Agreement by and among AER Ventures, Inc., Telanetix, Inc. and certain Stockholders of Telanetix dated August 15, 2005 (without exhibits and schedules).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AER VENTURES, INC.

Dated: August 19, 2005	By:	/s/ Thomas A. Szabo
Thomas A. Szabo Chief Executive Officer